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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 9, 2006
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            IDS MANAGED FUTURES, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
      Delaware                        000-16515                 06-1189438
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(STATE OR OTHER JURISDICTION OF      (COMMISSION              (IRS EMPLOYER
INCORPORATION)                        FILE NUMBER)            IDENTIFICATION NO.
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

550 W. Jackson Blvd., Chicago, IL                               60661
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)
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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 788-2000


                                Not applicable.
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


                                   ----------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Item 4.01 Change in Registrant's Certifying Accountant.

      (a) On February 9, 2006, IDS Managed Futures, L.P. (the "Company") received notification that the firm of KPMG LLP ("KPMG") has resigned as the Company's independent accountants and that the client-auditor relationship between the Company and KPMG has ceased, effective immediately.

      In connection with the audits of the two fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through February 9, 2006, there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have been referred to in their reports. KPMG's reports on the Company's financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, in connection with the audits of the two fiscal years ended December 31, 2004 and 2003 and the subsequent interim period through February 9, 2006, there were no reportable events (as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K).

      The Company has provided KPMG with a copy of this disclosure. Exhibit 16.1 attached hereto is a copy of KPMG's letter, dated February 15, 2006.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

            The following exhibit is filed as part of this report:

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
Exhibit
Number         Description
-------        -----------
16.1           Letter from KPMG LLP, dated February 15, 2006
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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IDS MANAGED FUTURES, L.P.

                                        By: Refco Commodity Management, Inc.
                                            --------------------------------
                                            its Managing Owner


Date:  February 15, 2006                    By: /s/ Richard C. Butt
                                                --------------------------
                                                Name:  Richard C. Butt
                                                Title: President





                                  EXHIBIT INDEX

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
Exhibit
Number         Description
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
16.1           Letter from KPMG LLP, dated February 15, 2006


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